UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

SEAPORT GLOBAL ACQUISITION II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41075	86-1326052
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

360 Madison Avenue, 23rd Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 616-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SGIIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SGII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SGIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of Material Definitive Agreement.

As previously announced, on June 1, 2023, Seaport Global Acquisition II Corp., a Delaware corporation (“SGII”), entered into an Agreement and Plan of Merger, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of July 14, 2023 (the “Merger Agreement”), by and among SGII, Lithium Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of SGII (“Merger Sub”), and American Battery Materials, Inc. (OTC Pink: BLTH), a Delaware corporation (“ABM”). ABM is an exploration stage company focused on environmentally friendly direct lithium extraction and other minerals critical to the global energy transition. Pursuant to the Merger Agreement, Merger Sub will merge with and into ABM, with ABM surviving the merger (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Transactions, ABM will become a wholly-owned subsidiary of SGII, with the stockholders of ABM becoming stockholders of SGII.

On November 20, 2023, pursuant to Sections 8.09(c) and 10.01(f) of the Merger Agreement, SGII notified ABM that SGII had elected to terminate the Merger Agreement.

Item 8.01 Other Events.

On November 20, 2023, SGII issued a press release announcing that because SGII will not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation, as amended (the “Amended Charter”), SGII intends to dissolve and liquidate in accordance with the provisions of the Amended Charter.

A copy of the press release is furnished hereto as Exhibit 99.1, and is incorporated herein by reference. The press release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated November 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2023

SEAPORT GLOBAL ACQUISITION II CORP.

By:	/s/ Stephen Smith
Name:	Stephen Smith
Title:	Chief Executive Officer